1 2 0 0 9 S E C O N D Q U A R T E R 2 0 0 9 S E C O N D Q U A R T E R I n v e s t o r P r e s e n t a t i o n I n v e s t o r P r e s e n t a t i o n EXHIBIT 99.2

This presentation contains certain forward-looking information about First California that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All
statements other than statements of historical fact are forward-looking statements, and include statements related to implementation of First California’s new marketing and brand development strategy, potential acquisitions, the expansion in services and products offered to First California customers, the creation of operating efficiencies adding new branch locations, strategy for attracting and retaining employees and long-term growth plans. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of
First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, the impact of the current national and regional economy on small business loan demand in Southern California, loan delinquency rates, the ability of First California and First California
Bank to retain customers, interest rate fluctuations and the impact on margins, demographic changes, demand for the products and services of First California and First California Bank, as well as their ability to attract and retain qualified people and competition with other banks and financial institutions. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by such forward-looking statements. First
California assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's
Annual Report on Form 10-K and any other reports filed by it with the Securities and Exchange Commission ("SEC").
Safe Harbor

Company Overview
Traded on NASDAQ as FCAL
Formed in March 2007 through merger of two holding companies and their three successful banks
Focused on commercial banking for small to middle-market
businesses and professional enterprises
Total assets
as of 6/30/09
$1.45 billion
Shares outstanding
as of 6/30/09
11.6 million
Market cap
as of 7/15/09
$71.2 million
52-week range $3.62 – $9.00

Competitive Strategy
Experienced lenders in all offices and markets
Focus on core deposit relationships with cash management
products and branch footprint
High touch high service business model
Relationship banking
Vision:
To be the Bank of choice for businesses and professionals
in Southern California

5 12/19/08 Received $25 million from U.S. Treasury’s Capital Purchase Program 1/23/09 FDIC-assisted 1 st Centennial Bank transaction 2/27/09 Celebrated 30th anniversary Recent Events

2009 Second Quarter Highlights
Strong capital position reflected by bank’s total risk-based capital ratio of 11.54% and holding company’s total risk-based capital ratio of 12.48%
Net loan charge-offs at nominal levels totaling $430,000
Provision for loan losses of $1.1 million exceeded net charge-offs by $675,000, boosting allowance for loan losses to 1.27% of total loans
Nonaccrual loans and loans past due 90 days and accruing of $27.3 million, including previously announced $22.5 million real estate construction loan that migrated to nonaccrual status; no charge-off necessary
Loans increased to $940.2 million from $897.7 million at March 31, 2009
Total deposits of $1.09 billion underscores stability of core deposits assumed in 1st Centennial transaction
Net interest margin expanded 15 basis points to 3.75%
Q2 results include: (1) $565,000 OTTI for one security; (2) $675,000 FDIC special assessment; and (3) $709,000 market loss on loans held-for-sale
1 Increase includes the reclassification of $31.3 million of loans held-for-sale at March 31, 2009 to the loan portfolio at June 30, 2009.
1

Capitalizing on Unique Opportunities
$270 million in core deposits
6 new branches in 3 additional Southern California counties
$164 million in cash and cash equivalents
$89 million in securities
Subsequently purchased $100 million of 1
st
Centennial’s
loans
• Top tier in terms of asset quality
• $65 million of related deposit relationships
Significantly enhanced liquidity position, with $96.4 million in Fed funds sold at 6/30/09
1
st
Centennial Bank Transaction

Expanded Geographic Presence
Ventura
Los Angeles
San Bernardino
Riverside
San Diego
Orange
California
First California Bank locations
Newly acquired 1
st
Centennial Bank locations
18 Full-Service Branches in 6 Southern California Counties

Initial Benefits to Financial Results
Increasing interest income – addition of $100 million of
loans during Feb. 2009 resulting in higher levels of interest income on loans
Lowering interest expense – stability of $270 million
core deposits enabled reduction in borrowings
Boosting noninterest income – expanded number of
client relationships contributing to increased levels of
service charges on deposit accounts
1
st
Centennial Bank Transaction

1
st
Centennial Bank Transaction
Pressures on Profitability
Initial time lag – between costs of transaction and full
deployment of newly acquired liquid assets
Increased operating expenses – reflecting operational
expansion plus $723,000 integration-related transitional costs
NIM compression – due to higher percentage of earning assets in lower-yielding Federal Funds sold

11 Conservative credit culture No exposure to subprime loans Diversified, granular portfolio Experienced credit administration team Low non-performing loan levels Quality Loan Portfolio

Proactive Portfolio
Management
Construction portfolio:
• Current appraisals obtained on all loans
• Lowering sale prices where necessary to be in-line with market
• Provided performance benchmarks and incentives
• Getting commitments from borrowers to lower balances and pay interest from sales proceeds and borrower contributions
• Residential construction loans reduced by $85.6 million or 64% since 12/31/07
CRE portfolio:
• Weighted average LTV of 58% and DCR of 1.62 at 6/30/09 for loans greater than or equal to $1 million
• Stress tests performed & current rent rolls and operating statements obtained
C&I portfolio:
• Monitoring real estate-reliant clients

Multifamily
$15.7
16%
Commerical
$40.1
41%
Land
Develop-
ment
$14.6
15%
Residential
1-4
$28.7
28%
Construction and Land Loans
Riverside
$2.9
3%
Santa
Barbara
$3.4
3%
Orange
$4.1
4%
Ventura
$40.6
41%
Los Angeles
$48.1
49%
Loans Outstanding by County
($ millions)
Loans Outstanding by Property Type
($ millions)
$99.1 million as of 6/30/09

14 Loans Outstanding by County $44.4 million at 6/30/09 ($ millions) Residential Construction Portfolio Los Angeles $35.4 79% Ventura $0.8 2% Santa Barbara $3.4 8% Riverside $0.7 2% Orange $4.1 9%

Office, industrial and retail properties represented 66% of CRE loans.
Loans Outstanding by Property Type
$363.0 million at 6/30/09
($ millions)
Commercial Real Estate
Portfolio
Medical
$11.4
3%
Self Storage
$10.1
3%
Assisted Living
$11.4
3%
Mixed Use
$12.8
4%
Restaurant
$11.5
3%
Hotel
$14.4
4%
Retail
$73.6
20%
All Other
$52.5
14%
Industrial/
Warehouse
$86.8
24%
Office
$78.4
22%

Diversified Loan Portfolio
$940.2 million as of 6/30/09
Consumer/Other
1%
C&I
27%
Home
Mortgage
5%
Home
Equity
4%
Multifamily RE
13%
Owner Occupied
Commercial RE
5%
1-4 Fam.
Res. Const.
3%
5+ Fam.
Res. Const.
2%
Commercial
Const.
4%
Land
2%
Commercial RE
34%

Loan Distribution by Size
Less than
$1 million
$1 - $4.99
million
$5 - $9.99
million
$10 - $23
million
Commercial RE 27% 47% 19% 7%
Commercial 34% 46% 10% 10%
Multifamily RE 42% 42% 16% 0%
Construction 2% 41% 23% 34%
Land 26% 32% 42% 0%
Totals 26% 44% 17% 13%

0.29%
0.19%
0.84%
0.12%
0.13%
0.15%
0.09%
0.54%
1.00%
0.74%
0.42%
0.28%
0.24%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009
FCAL Peers
Annualized Net Charge-Offs to Average Loans
Source: Uniform Bank Performance Report – Banks with assets between $1 billion and $3 billion.
Q2 2009 peer data not yet available.
Nominal Loss Levels

Manageable Asset Quality
($ millions) Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009
Past Due Loans
30-89 days $   4,746 $   4,646 $   1,520 $   6,560 $   2,644   $    6,395 $    8,203
Past Due Loans
90 days $   2,848 $   1,480 $   1,081 $      947 $      429 $         65 $       299
Nonaccrual
Loans $   5,720 $   5,720 $   6,627 $   8,636 $   8,475   $    8,380 $ 26,957
Total Past
Due & NAL $ 13,314 $ 11,846 $   9,210 $ 16,143 $  11,548   $  14,840 $  35,453
Repossessed
Per. Prop. $      197 $      161 $      154 $      154 $      107 $         76 $        61
Other Real
Estate Owned – – $          - $      120 $      220 $       993 $ 6,767
Total
Foreclosed
Property $      197 $      161 $      154 $      274 $      327 $    1,069 $    6,828
1 Q2 2009 increase in nonaccrual loans reflects addition of $22.5 million real estate construction loan, representing a completed project for which no charge-off was necessary.
2 OREO consists of two properties - a $6.0 million undeveloped land parcel and a $0.8 million multifamily property.
1
2

C&I and CRE portfolios have shown weaknesses, but generally
performing well
Coastal community residential construction market and land
values less severely impacted than inland areas of California
Continued reduction in residential construction portfolio due to payoffs and paydowns
Loan Portfolio Outlook

Strong Capital Position
Minimum requirement for holding companies and well-capitalized banks
First California Bank First California Financial Group
As of 6/30/09
8.09%
11.54%
12.48%
10.42%
11.36%
8.89%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
Leverage Capital Ratio Tier 1 Capital Ratio Total Capital Ratio

FCAL NIM vs. 3-month LIBOR
3-month LIBOR is a quarterly average.
3.75%
0.60%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009
FCAL 3-month LIBOR
Stable Net Interest Margin

Strong Liquidity
1
st
Centennial transaction significantly enhanced liquidity
• Improved loans-to-deposits ratio to 83% at 6/30/09
• $96.4 million in Fed Funds sold at 6/30/09
Multiple funding sources
• Primary source of funds continues to be diversified core deposits
• $14 million borrowing facility with FRB
• $31 million of available Fed Funds lines
• $163 million of available FHLB borrowing capacity
• Selective use of brokered and California State time deposits
Securities portfolio
• $246 million portfolio provides monthly cash flow
• Over $48 million unpledged at 6/30/09; can augment liquidity by being pledged as collateral for borrowings or by being sold

24 Diversified Deposits Jumbo Time 15% CA Time 10% Broker Time 5% Retail Time 12% Savings 6% Money Market 18% Interest Checking 7% Noninterest Checking 27% $1.09 billion as of 6/30/09

$245.9 million as of 6/30/09
($ millions)
June 30, 2009
Net Unrealized
Gain or Loss
Agency CMOs $527
Agency mortgage-
backed securities
$2,204
Municipal securities $266
Private CMOs ($12,420)
Other ($2,894)
Total ($12,317)
Securities Portfolio
Private CMOs
$39.3
16%
Municipal
securities
$26.0
11%
Other
$4.7
2%
Agency
mortgage-
backed
securities
$80.1
32%
Agency CMOs
$95.8
39%

Continue to strengthen balance sheet with prudent loan loss
reserves, maintaining multiple funding sources and ample
capital
Diligent monitoring of loan portfolio to identify potential
problem loans, implement appropriate resolution strategies
Enhance long-term franchise value
Our Priorities

27